Exhibit 10.10

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This Seventh Amendment to Credit Agreement (this “Amendment”) is dated as of January 13, 2012 (the “Seventh Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), SILVERTHORNE OPERATING LLC, a Delaware limited liability company (“Silverthorne”), each subsidiary of Silverthorne listed as a “Borrower” on the signature pages hereto (together with Silverthorne, each a “Borrower”, and collectively, the “Borrowers”), each subsidiary of Silverthorne listed as a “Guarantor” on the signature pages hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders (defined below).

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of October 14, 2010 (as amended, the “Credit Agreement”); unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement, as amended hereby;

WHEREAS, pursuant to the Credit Agreement, Lenders have made Revolving Loans to Borrowers and provided certain other credit accommodations to Borrowers;

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended to extend the termination date of the Specified Working Capital Revolving Commitment;

WHEREAS, certain of the Lenders are willing to enter into this Amendment (the “Approving Lenders”), subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.              Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the Seventh Amendment Effective Date in the manner provided in this Section 1.

1.1.                 Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto, in alphabetical order, the following new definitions, which shall read in full as follows:

“Seventh Amendment” means that certain Seventh Amendment to Credit Agreement dated as of January 13, 2012, among Parent, the Credit Parties, the Agent and the Lenders party thereto.

“Seventh Amendment Effective Date” means January 13, 2012.

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1.2.                 Amendment and Restatement of Certain Definitions.  The following definitions in the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Specified Working Capital Revolving Commitment” means a $30,000,000 portion of the Working Capital Revolving Commitment designated as such on Schedule 1.1A.  The Specified Working Capital Revolving Commitment shall automatically terminate and be of no further force and effect without any action or notice by any party on August 1, 2012.

Section 2.              Conditions Precedent to Amendment.  This Amendment will be effective as of the Seventh Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

2.1.                 Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties and the Approving Lenders.

2.2.                 Fees.  In consideration for the agreements set forth herein, the Borrowers shall have paid to Agent any fees payable to Agent and Lenders pursuant to or in connection with the Amendment.

2.3.                 Organization/Existence/Authority Documents.  Agent shall have received such documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers and the other Credit Parties, the authorization of this Amendment and the transactions contemplated herby, and any other legal matters relating to the Borrowers, the other Credit Parties and this Amendment.

2.4.                 Opinions.  Opinions of counsel to the Credit Parties, favorably opining as to such matters as the Agent may reasonably request.

2.5.                 No Default; No Borrowing Base Deficiency.  No Default or Event of Default shall have occurred which is continuing and no Borrowing Base Deficiency then exists.

2.6.                 Other Documents.  Agent shall have been provided with such documents, instruments and agreements, and the Borrowers shall have taken such actions, in each case as Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

Section 3.              Representations, Warranties, and Covenants of the Credit Parties.  To induce the Approving Lenders to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Lenders as follows:

3.1.                 Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company, corporate, or partnership powers (as applicable), have been duly

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authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties, or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

3.2.                 Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

3.3.                 No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Seventh Amendment Effective Date.

3.4.                 All Representations and Warranties True and Correct.  Each representation and warranty of the Borrowers contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof (unless such representation and warranty is expressly limited to an earlier date) and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

3.5.                 No Default.  No Default or Event of Default has occurred which is continuing.

Section 4.              Miscellaneous.

4.1.                 Reaffirmation of Loan Documents; Release.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed.  This Amendment constitutes a Loan Document. The Credit Parties hereby release the Agent and the Lenders from any and all claims, known or unknown, which may have arisen in connection with or under the Credit Agreement, the Security Agreement or any other Loan Document on or prior to the Seventh Amendment Effective Date.

4.2.                 Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.

4.3.                 Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

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4.4.                 Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties and the Approving Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

4.5.                 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.6.                 Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

4.7.                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to National Banks.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	SILVERTHORNE OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

GUARANTORS:	NGL ENERGY PARTNERS LP, a Delaware limited partnership

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

ROCKET SUPPLY INC., a Delaware corporation

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

OSTERMAN PROPANE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Agent

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BNP PARIBAS,
as a Lender and as an Issuing Bank

By:	/s/ Richard J. Wernli
Name:	Richard J. Wernli
Title:	Managing Director

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Anthony Kwilosz
Name:	Anthony Kwilosz
Title:	Vice President

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
Name:	Christopher Hermann
Title:	Vice President

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

THE F&M BANK & TRUST COMPANY,
as a Lender

By:	/s/ Carol E. Owens
Name:	Carol E. Owens
Title:	Vice President

[Signature Page]

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC